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                                                                    Exhibit 10.2

                                                     FACILITY II AMENDMENT NO. 4

                                 AMENDMENT NO. 4
                               TO CREDIT AGREEMENT

       THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (the "Amendment") is made and entered into as of December 27, 2001, among NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation (the "Borrower"), each lender under the hereinafter defined Credit Agreement (including each "Designated Lender" existing as of the date hereof) (each a "Lender" and, collectively, the "Lenders"), THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent"), BANK ONE, NA and FLEET NATIONAL BANK, f/k/a BankBoston, N.A. (each a "Co-Documentation Agent" and, collectively, the "Co-Documentation Agents"), and BANK OF AMERICA, N.A., as Managing Agent (in such capacity, the "Managing Agent").

                                    RECITALS:

       A. The Borrower, the Lenders, the Administrative Agent and the Co-Documentation Agents entered into that certain Credit Agreement dated as of November 17, 1999 (as amended, the "Credit Agreement"; capitalized terms used in this Amendment which are not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement).

       B. The Borrower has requested certain amendments to Sections 7.11, 8.15,
8.16 and other provisions of the Credit Agreement as hereinafter set forth.

       C. The Administrative Agent, the Co-Documentation Agents, the Managing Agent and the Lenders are agreeable to such request, subject to the terms of this Amendment.


       NOW, THEREFORE, for and in consideration of the mutual promises and mutual agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

       1. Additional Definitions. Section 1.1 of the Credit Agreement is amended to add the following additional defined terms thereto:

              "Acquisition": the acquisition by the Borrower or any one or more of its Subsidiaries, in one or more transactions, for approximately $660,000,000 (but not less that $500,000,000), of a significant portion of the CenterAmerica Property Trust, L.P. portfolio.

              "Acquisition Date": the date by which each of the following shall have occurred: (i) the payment (other than a good faith deposit or down payment) by the Borrower or any one or more of its Subsidiaries of the purchase price for the assets which are the subject of the Acquisition, and



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       (ii) the transfer to the Borrower or any one or more of its Subsidiaries of the assets which are the subject of the Acquisition.

              "Amendment No. 4": that certain Amendment No. 4 to Credit Agreement, dated as of December 27, 2001, among the Borrower, the Lenders, the Administrative Agent, the Co-Documentation Agents and the Managing Agent.

              "Acquisition Purchase Agreement": a purchase agreement entered into by the Borrower and any one or more of its Subsidiaries with respect to the Acquisition.

              "Capital Event": at any time after the Borrower and/or any one or more of its Subsidiaries enters into an Acquisition Purchase Agreement,
       (i) the issuance of any common stock of the Borrower or its Subsidiaries or other instruments which would, in conformity with GAAP, be included under "shareholder's equity" (or any like caption) in a Consolidated balance sheet of the Borrower, (ii) the issuance of any preferred stock of the Borrower, and/or (iii) the completion of asset sales in a single transaction or series of transactions, the total net proceeds from which (i.e. the events described in clauses (i), (ii) and (iii)) are $200,000,000 or more.

              "Excluded Subsidiary": Excel Realty Partners, L.P., E. H. Properties, L.P. and any entity set forth on Schedule 7.11 to Amendment No. 4.

       2. Amendment to Section 7.11. Section 7.11 of the Credit Agreement is amended to delete the first sentence of subsection (a) thereof in its entirety and substitute in its place the following new sentence:

       At any time after the date hereof, and with respect to any Subsidiary of the Borrower, whether presently existing or hereafter formed or acquired (other than an Excluded Subsidiary) which is not a Subsidiary Guarantor at such time, cause such Subsidiary to execute and deliver a Guaranty to the Administrative Agent, for the benefit of the Lenders, promptly after the Administrative Agent's request therefor, duly executed by such Subsidiary (together with certificates and attachments of a nature similar to those described in Section 5.1(b) and (c) with respect to such Subsidiary and an opinion of counsel of a nature similar to those in the form required pursuant to Section 5.7(iii)) if at such time such Subsidiary owns Property having a book value of $75,000,000 or more.

       3. Amendment of Section 8.15. Section 8.15 of the Credit Agreement is amended to delete subsection (a) thereof in its entirety and substitute in its place the following new subsection (a):

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              (a) Permit Consolidated Total Indebtedness (i) at any time prior to a Capital Event to be more than 57.5% of Total Capital at such time, and (ii) at any time after a Capital Event to be more than 55% of Total Capital at such time; provided that for any fiscal quarter in which Restricted Payments made during such quarter and permitted by Section 8.11(a)(i), when added to the amount of Restricted Payments made during the preceding three fiscal quarters, exceed 90% of Funds from Operations for the four consecutive fiscal quarters ending prior to the quarter in which such Restricted Payment is made (in determining Funds from Operations for such four fiscal quarter period, any acquisitions, including the Acquisition, and dispositions of Property occurring during such four fiscal quarter period shall be deemed to have occurred at the beginning of such four fiscal quarter period), the Borrower shall not permit Consolidated Total Indebtedness to be more than 52.5% of Total Capital at any time from and after the time such Restricted Payment is made; or

       4. Amendment of Section 8.16. Section 8.16 of the Credit Agreement is amended to delete Section 8.16 in its entirety and substitute in its place the following new Section 8.16:

              8.16 Liabilities to Assets Ratio.

              Permit, at any time, the portion of the Consolidated Total Indebtedness consisting of Consolidated unsecured Indebtedness of the Borrower and its Subsidiaries at such time to be more than (i) prior to a Capital Event, 55% of Unencumbered Asset Value at such time, and (ii) after a Capital Event, 50% of Unencumbered Asset Value at such time.

       5. Effectiveness of Amendment. This Amendment shall be deemed to be executed and delivered by the parties hereto as of the date hereof but the amendments to the Credit Agreement set forth in Sections 1, 2, 3, and 4 of this Amendment shall not be effective until the Acquisition Date shall have occurred, provided that on or before the Acquisition Date the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower, the Administrative Agent, each Co-Documentation Agent, the Managing Agent and the Required Lenders, and acknowledged by the Subsidiary Guarantors, in sufficient copies for each Lender, the Administrative Agent, each Co-Documentation Agent and the Managing Agent to receive an original thereof.

       6. No Other Amendments. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement shall continue in full force and effect and shall remain enforceable and binding in accordance with its terms.

       7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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       8. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this Amendment by signing any of such counterparts.

       9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       10. Reaffirmation of Guaranty. Each Subsidiary Guarantor is executing this Amendment to evidence its consent and agreement to the terms hereof. Each Subsidiary Guarantor confirms that the Subsidiary Guaranty is in full force and effect in accordance with the terms thereof and continues to be the binding obligation of each Subsidiary Guarantor.

       11. Trust Limitation for New Plan Realty Trust. With respect to New Plan Realty Trust ("NPRT"), this Amendment and all documents, agreements, understandings and arrangements relating to this transaction have been negotiated, executed and delivered on behalf of NPRT by the trustees or officers thereof in their representative capacity under the Declaration of Trust, and not individually, and bind only the trust estate of NPRT, and no trustee, officer, employee, agent or shareholder of NPRT shall be bound or held to any personal liability or responsibility in connection with the agreements, obligations and undertakings of NPRT hereunder, and any person or entity dealing with NPRT in connection therewith shall look only to the trust estate for the payment of any claim or for the performance of any agreement, obligation or undertaking thereunder. The Administrative Agent, the Co-Documentation Agents, the Managing Agent and each Lender hereby acknowledge and agree that each agreement and other document executed by NPRT in accordance with or in respect of this transaction shall be deemed and treated to include in all respects and for all purposes the foregoing exculpatory provision.



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         IN WITNESS WHEREOF, the parties hereto and each Subsidiary Guarantor have caused their duly authorized officers to execute and deliver this Amendment No. 4 to Credit Agreement as of the date first above written.

                                    NEW PLAN EXCEL REALTY
                                       TRUST, INC.


                                    By: /s/ Steven F. Siegel
                                        ----------------------------------------
                                          Steven F. Siegel
                                          Senior Vice-President

                                    THE BANK OF NEW YORK,
                                    as Administrative Agent and a Lender


                                    By: /s/ Frederick Laudisi
                                        ----------------------------------------
                                          Frederick Laudisi
                                          Vice President

                                    BANK ONE, NA
                                    as Co-Documentation Agent and a Lender

                                    By: /s/ James Krcharik
                                        ----------------------------------------
                                        Name: James Krcharik
                                        Title: Associate Director

                                    FLEET NATIONAL BANK
                                    as Co-Documentation Agent and a Lender

                                    By: /s/ Bill Lamb
                                        ----------------------------------------
                                        Name: Bill Lamb
                                        Title: Vice President

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                                    BANK OF AMERICA, N. A.
                                    as Managing Agent and a Lender


                                    By: /s/ Michael Edwards
                                        ----------------------------------------
                                        Name: Michael Edwards
                                        Title: Managing Director


                                    BANCO BILBAO VIZCAYA
                                     ARGENTERIA

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CHANG HWA COMMERCIAL
                                     BANK, LTD., NEW YORK BRANCH


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    ERSTE BANK

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


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                                    ISRAEL DISCOUNT BANK OF
                                      NEW YORK

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    PNC BANK, N. A.


                                    By: /s/ Thomas Nastarowicz
                                        ----------------------------------------
                                        Name: Thomas Nastarowicz
                                        Title: Vice President

                                    KEY BANK


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

Each of the following Subsidiary
Guarantors consents and agrees to
the terms of this Amendment and the
provisions of Section 10 thereof:

NEW PLAN REALTY TRUST


By: /s/ Steven F. Siegel
    --------------------------------
    Name: Steven F. Siegel
    Title: SR. V.P.

EXCEL REALTY TRUST-ST, INC.


By: /s/ Steven F. Siegel
    --------------------------------
    Name: Steven F. Siegel
    Title: SR. V.P.


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                                  SCHEDULE 7.11

                                       to

                       Amendment No. 4 to Credit Agreement

                                December 27, 2001

1.     CFP I L.P., a Delaware limited partnership

2. CenterAmerica Capital Partnership, L.P., a Delaware limited partnership (name change under consideration)